May 3, 2016

DREYFUS PREMIER INVESTMENTS FUNDS, INC.

- Dreyfus Global Infrastructure Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

Maneesh Chhabria, PhD, CFA, FRM is the fund's primary portfolio manager, a position he has held since the fund's inception in March 2015.  Mr. Chhabria is a portfolio manager with CenterSquare's global listed infrastructure securities group.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Maneesh Chhabria, PhD, CFA, FRM is the fund's primary portfolio manager and is primarily responsible for managing the fund's portfolio.  Mr. Chhabria has managed the fund since its inception in March 2015.  Mr. Chhabria is a portfolio manager with CenterSquare's global listed infrastructure securities group.  Mr. Chhabria joined CenterSquare in 2005.

4003STK0516

May 3, 2016

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-Dreyfus Global Infrastructure Fund

Supplement to Statement of Additional Information dated

July 1, 2015, as revised or amended, October 1, 2015, November 11, 2015,

December 31, 2015, February 1, 2016, March 1, 2016, March 31, 2016 and April 29, 2016

Effective May 3, 2016, the following information supersedes and replaces any contrary information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

Joshua B. Kohn is no longer a portfolio manager of the Fund.

The following table lists the number and types of accounts (including the fund) advised by the fund's  primary portfolio managers and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Maneesh Chhabria	1	$24M	None	$24M	None	$24M

The following table provides information on accounts managed (included within the table above) by the fund's primary portfolio managers that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Maneesh Chhabria	N/A	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Maneesh Chhabria	Dreyfus Global Infrastructure Fund	$50,001 - $100,000

GRP2-SAISTK-0516